UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 4, 2015, Targa Resources Corp. (the “Company”) filed a current report on Form 8-K (the “Original Filing”) in connection with the closing on February 27, 2015 of the merger (the “ATLS Merger”) of Trident GP Merger Sub LLC, a wholly owned subsidiary of the Company, with and into Atlas Energy, L.P. (“ATLS”) and the merger (the “APL Merger” and, together with the ATLS Merger, the “Atlas Mergers”) of Trident MLP Merger Sub LLC, a wholly owned subsidiary of Targa Resources Partners LP, with and into Atlas Pipeline Partners, L.P. Prior to the completion of the ATLS Merger, ATLS, pursuant to a Separation and Distribution Agreement entered into by and among ATLS, Atlas Energy GP, LLC and Atlas Energy Group, LLC (“AEG”) on February 27, 2015, (i) transferred its assets and liabilities other than those related to its “Atlas Pipeline Partners” segment, to AEG and (ii) effected a pro rata distribution to the ATLS unitholders of AEG common units representing a 100% interest in AEG (collectively, the “Spin-Off”) and, together with the Atlas Mergers, the “Transactions”). In connection with the transactions disclosed in Item 2.01 of the Original Filing, the Company is filing this Form 8-K/A to provide the audited financial statements of ATLS after giving effect to the Spin-Off (“RemainCo”) and unaudited pro forma condensed consolidated financial statements of the Company after giving effect to the Transactions, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of operations, comprehensive income, equity and cash flows of RemainCo for each of the three years in the period ended December 31, 2014 and the related notes thereto, are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2014, which gives effect to the Transactions as if they had occurred on December 31, 2014, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 and the related notes thereto, which gives effect to the Transactions as if they had occurred on January 1, 2014, are attached hereto as Exhibit 99.2.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants for RemainCo.

99.1	Audited consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of operations, comprehensive income, equity and cash flows of RemainCo for each of the three years in the period ended December 31, 2014 and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of Targa Resources Corp. as of December 31, 2014, which gives effect to the Transactions as if they had occurred on December 31, 2014, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 and the related notes thereto, which give effect to the Transactions as if they had occurred on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: March 10, 2015	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants for RemainCo.

99.1	Audited consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of operations, comprehensive income, equity and cash flows of RemainCo for each of the three years in the period ended December 31, 2014 and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of Targa Resources Corp. as of December 31, 2014, which gives effect to the Merger as if it had occurred on December 31, 2014, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 and the related notes thereto, which give effect to the Merger as if it had occurred on January 1, 2014.